Exhibit 10.4

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY PURCHASABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “SECURITIES ACT”). THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OR THE RULES AND REGULATIONS THEREUNDER.

No. 1	No. of Shares Subject to Warrant: 1,000,000

WARRANT TO PURCHASE COMMON STOCK

OF

AVANTOGEN ONCOLOGY, INC.

This is to certify that, for value received, CHOPIN OPUS ONE, L.P., a Cayman Islands limited partnership (the “Holder”), is entitled to purchase, subject to the provisions of this Warrant, from Avantogen Oncology, Inc., a Nevada corporation (the “Company”), One Million (1,000,000) shares of the Company’s Common Stock (the “Shares”) at an exercise price of $0.60 per share (equal to 120% of the average of the closing prices of the Shares on days that Shares traded during the thirty (30) day period prior to the date hereof) during the period beginning on the date hereof and ending not later than 5:00 p.m. California Time on October 12, 2011.

The number of Shares to be received upon the exercise of this Warrant and the price to be paid for a Share may be adjusted from time to time as hereinafter set forth. The Shares deliverable upon such exercise and as adjusted from time to time are hereinafter sometimes referred to as “Warrant Shares”, and the exercise price of a Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

1. Exercise of Warrant. Subject to the provisions of Section 6 hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after December 31, 2006 and until October 12, 2011 or, if such day is a day on which banking institutions in the State of California are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Shares specified in such form, in lawful money of the United States of America in cash or by official bank or certified check made payable to Avantogen Oncology, Inc.

In addition and in lieu of any cash payment, the Holder shall have the right at any time commencing on October 12, 2007 and from time to time thereafter until October 12, 2011 to exercise this Warrant in full or in part by surrendering this Warrant in exchange for the number of Shares equal in number to the product of (x) the number of Shares as to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the Shares less the Exercise Price and the denominator of which is such Market Price. For the purposes of this Section 1, “Market Price” at any date shall be the average of the daily closing prices of the Shares for days on which Shares traded during the thirty (30) day period before the date of such computation.

The closing price for each such day shall be the last reported sale price regular way on the principal national securities exchange on which the Shares are listed or admitted to trading, or if they are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of the Shares on The Nasdaq National or SmallCap Market or any comparable system, or if the Shares are not listed on The Nasdaq Stock Market or a comparable system, the closing sale price of the Shares as furnished by two members of the NASD selected from time to time by the Company for that purpose.

If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and together with payment of the Exercise Price in the manner provided herein, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, provided, however, that if at the date of surrender of this Warrant and payment of such Exercise Price, the transfer books for the Shares shall be closed, the certificates for the Shares in respect of which this Warrant is then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such Shares and the Holder shall not be deemed to have become a holder of record of such Shares.

2. Anti-Dilution Provisions.

(a) If the Company shall issue any additional shares of Common Stock during the six (6) month period after the issuance of this Warrant (other than shares issuable or issued to the Company’s employees, directors or consultants pursuant to a stock option plan or restricted stock plan or other compensation plan approved by the Board or shares issued or issuable pursuant to securities outstanding on the date hereof) for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then, in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price equal to the price at which such additional shares are issued.

(b) In the event that the Company shall at any time or from time to time after the issuance of this Warrant but prior to the exercise hereof (i) make a dividend or distribution on the outstanding shares of Common Stock payable in capital stock, (ii) subdivide or reclassify or reorganize its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify or reorganize its outstanding shares of Common Stock into a smaller number of shares or (iv) issue, by reclassification of its Common Stock or other reorganization, any additional shares of Common Stock, then the number and kind of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise hereof shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described in this Section 2(b) had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of Warrant Shares purchasable upon exercise hereof is adjusted as provided in this Section 2(b), the Exercise Price shall be adjusted by multiplying the Exercise Price by a fraction, the numerator of which is equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which is equal to the number of shares of Common Stock purchasable after the adjustment. The adjustment to the number of Warrant Shares purchasable upon the exercise of this Warrant as described in this Section 2(b) shall be made each time any event listed in this Section 2(b) occurs.

3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

4. Fractional Shares. The Company shall not be required to issue fractions of Shares on the exercise of this Warrant. If any fraction of a Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company will (a) if the fraction of a Share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of Shares to which the Holder is otherwise entitled, or (b) if the fraction of a Share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional Share in addition to the largest whole number of Shares to which the holder is otherwise entitled.

5. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Shares purchasable hereunder. Subject to the provisions of Section 6, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

7. Transfer to Comply with the Securities Act of 1933 and Other Applicable Securities Laws. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of unless the Holder provides the Company with an opinion of counsel satisfactory to the Company in form satisfactory to the Company that this Warrant or the Warrant Shares or such security may be legally transferred without violating the Securities Act of 1933 and any other applicable securities law and then only against receipt of an agreement of the transferee to comply with the provisions of this Section 6 with respect to any resale or other disposition of such securities.

AVANTOGEN ONCOLOGY, INC.

By:
Angela Bronow Davanzo
Chief Financial Officer

Dated: October 12, 2006

PURCHASE FORM

Dated _______________, ____

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____________ Shares and hereby makes payment of ______________ in payment of the Exercise Price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
(Please typewrite or print in block letters)

Address:

Signature:

ASSIGNMENT FORM

FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto

Name:
(Please typewrite or print in block letters)

Address:

the right to purchase Shares represented by this Warrant to the extent of _____________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________________ , Attorney, to transfer said Shares on the books of the Company with full power of substitution in the premises.

Date ___________________, ____

Signature: